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                                                                   EXHIBIT 10.82


                                 AMENDMENT NO. 1
                                       TO
                                  EFG-IV WAIVER

                  THIS AMENDMENT NO. 1 TO THE EFG-IV WAIVER, dated as of October 17, 2003 (the "Amendment No. 1"), is made by and between MBIA Insurance Corporation ("MBIA"), Bank One, National Association ("Bank One"), as successor to The First National Bank of Chicago, as Indenture Trustee and Eligible Lender Trustee, EFG-IV, LP ("EFG-IV") and Academic Management Services Corp. ("AMS").

                  WHEREAS, MBIA, Bank One, EFG-IV and AMS have heretofore entered into that certain EFG-IV Waiver dated as of July 24, 2003 (the "EFG-IV Waiver"); and

                  WHEREAS, MBIA, Bank One, EFG-IV and AMS desire to amend certain provisions of the EFG-IV Waiver;

                  NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, each of MBIA, Bank One, EFG-IV and AMS hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01. Certain Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the EFG-IV Waiver.

                                   ARTICLE II
                                   AMENDMENTS

                  SECTION 2.01. Amendment to EFG-IV Waiver; Reporting Deficiency. The second paragraph of the EFG-IV Waiver is hereby amended by substituting "from the date hereof to and including March 31, 2004 (the "Waiver Period")" for "of 90 days from the date hereof" in the first line thereof.

                  SECTION 2.02. Extension of Waiver Period Upon Sale to Sallie Mae. The EFG-IV Waiver is hereby amended by inserting immediately following the second paragraph thereof the following as a new paragraph:

                           "Notwithstanding the foregoing, the Waiver Period shall terminate ten (10) days (or, if such day is not a Business Day, the next succeeding Business Day) following the occurrence of the earliest of: (a) October 31, 2003, if UICI and SLM Corp. ("Sallie Mae") or its designee have not executed a definitive Purchase and Sale Agreement (the "Purchase Agreement") in respect of the sale by UICI of AMS to Sallie Mae; (b) December 1, 2003, if the "closing" contemplated by the Purchase Agreement has not been consummated substantially in the form

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         contemplated therein; and (c) the receipt by UICI or AMS of notice by
         Sallie Mae or its designee that it is terminating the Purchase Agreement or otherwise does not intend (for any reason or for no reason) to consummate the transactions contemplated by the Purchase Agreement."

                                   ARTICLE III
                                  MISCELLANEOUS

                  SECTION 3.01. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  SECTION 3.02. Headings. The various headings of this Amendment No. 1 are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment No. 1 or any provisions hereof.

                  SECTION 3.03. Effectiveness. This Amendment No. 1 shall be effective upon (i) its execution and delivery by all the parties hereto.

                  SECTION 3.04. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE APPLICATION OF CHOICE OF LAW PRINCIPLES THEREOF.


                            [signature page follows]


                                       2

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                  IN WITNESS WHEREOF, this Amendment No. 1 has been signed and delivered by the parties as of the date first above written.

                                        MBIA INSURANCE CORPORATION

                                        By: /s/ ROBERT M. LUPOLI
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BANK ONE, NATIONAL ASSOCIATION, as
                                          successor to The First National Bank
                                          Of Chicago, not in its individual
                                          capacity but solely as Indenture
                                          Trustee and Eligible Lender Trustee

                                        By:  /s/ R. TARNAS
                                            ------------------------------------
                                            Name:  R. Tarnas
                                            Title: Vice President

                                        EFG-IV, LP

                                        By: EFG-III SPC-I, INC., its General
                                            Partner

                                            By: /s/ RHONDA SAYLES
                                                --------------------------------
                                            Name:  Rhonda Sayles
                                            Title: Vice President

                                        ACADEMIC MANAGEMENT SERVICES CORP.

                                        By: /s/ GREGORY T. MUTZ
                                            ------------------------------------
                                            Name:  Gregory T. Mutz
                                            Title: Chairman of the Board


                       (AMENDMENT NO. 1 TO EFG-IV WAIVER)